UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

SCHEDULE 14A

______________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐
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☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

American Funds Insurance Series
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important news about American Funds Insurance Series® shareholder meeting

Proxy statement

September 9, 2025

Important Shareholder Meeting — Please Vote!

Dear Shareholder or Contract holder:

We’re reaching out to ask you to vote at the upcoming shareholder meeting for American Funds Insurance Series.

Your vote truly matters. No matter how many shares you own, your participation is vital to your fund’s future.

Please take a moment to review the proposal in the enclosed Proxy Statement.

The current board members unanimously recommend voting “FOR” the proposal because they believe it’s in the best interests of shareholders.

Your attendance at the meeting is not necessary. Voting is easy — just use the phone, the Internet, or mail back your signed proxy card.

If you have any questions or need assistance, please call (888) 615-7476.

Thank you for taking the time to participate in this important process.

Sincerely,

Michael W. Stockton

Principal Executive Officer and Executive
Vice President of the Series

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

September 9, 2025

To shareholders and contract holders:

Notice is given that a special meeting of shareholders (the “Shareholder Meeting”) of American Funds Insurance Series (the “Series”) will be held on November 25, 2025, at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time, and at any adjournment or postponement thereof, for the following purposes:

1.  To elect board members of the Series (the “Proposal”).

2.  To consider and act upon any other business as may properly come before the Shareholder Meeting and any adjournment or postponement thereof.

The Board of Trustees of the Series recommends that you vote “FOR” each of the nominees.

The proposed business cannot be conducted for the Series at the Shareholder Meeting unless the required quorum of shares of the Series outstanding on August 28, 2025 (the “Record Date”) is present in person or by proxy. Therefore, please cast your vote online or by phone or mark, sign, date and return the enclosed voting instruction form(s) or proxy card(s) as soon as possible. You may revoke your voting instruction or proxy at any time before its use. Only shareholders of record of the Series at the close of business on the Record Date are entitled to notice of and to vote at the Shareholder Meeting and any adjournment or postponement thereof.

This notice and the accompanying proxy material are first being sent to shareholders and contract holders on or about September 9, 2025.

By order of the Board of Trustees of the Series,

Courtney R. Taylor

Secretary

You are invited to attend the Shareholder Meeting in person. However, you may vote prior to the Shareholder Meeting online, by phone or by returning your completed voting instruction form(s) or proxy card(s). Your vote is important no matter how many shares you owned or that underlaid your Variable Contract(s) on the Record Date.

Important

You can help the Series avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by accessing the Internet website as described in the enclosed voting instruction form(s), meeting notice(s) or proxy card(s); (b) by calling the toll-free number as described in the enclosed voting instruction form(s), meeting notice(s) or proxy card(s); or (c) by signing, dating and returning the enclosed voting instruction form(s) or proxy card(s) in the enclosed postage-paid envelope.

ii

PROXY STATEMENT

TABLE OF CONTENTS

Page
Part I — The Proposal
Information about Voting on the Proposal	2
The Proposal — To Elect Trustees	3
Part II
Additional Information about the Series	16
Audit Committee	17
Further Information About Voting and the Shareholder Meeting	18
EXHIBIT
Exhibit A — Form of Nominating and Governance Committee Charter
APPENDIX
Principal Beneficial Holders

PART I — THE PROPOSAL

INFORMATION ABOUT VOTING ON THE PROPOSAL

Shares of each portfolio fund of the Series are sold to separate accounts, or, if applicable, to mutual funds owned by separate accounts (such separate accounts and mutual funds collectively referred to herein as “Separate Accounts”), of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of the Series. The Separate Accounts invest in shares of the Series in accordance with instructions from owners of the Variable Contracts (“contract holders”).

In accordance with applicable law, the Separate Accounts, which are the shareholders of record of the Series, in effect, generally pass along their voting rights to the contract holders. Each Participating Insurance Company is seeking instructions as to how the contract holders wish the Participating Insurance Company to vote the shares of the Series technically owned by the Separate Account, but in which the contract holders may have or may be deemed to have a beneficial interest. The Participating Insurance Companies communicate directly with the contract holders about the procedures that the Participating Insurance Companies follow in seeking instructions and voting shares under the particular Separate Account. Each Participating Insurance Company has agreed to solicit the contract holders, and to vote at the Shareholder Meeting, to the extent required, the shares of the Series that are held in the Separate Accounts in accordance with timely instructions received from the contract holders.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record of the Series at the close of business on August 28, 2025 (the “Record Date”) are entitled to be present and to vote at the Shareholder Meeting or any adjournment or postponement thereof. Each share of record of the Series is entitled to one vote (and a proportionate fractional vote for each fractional share). In addition, the contract holders that had a Separate Account holding shares of the Series as of the close of business on the Record Date are entitled to instruct the applicable Participating Insurance Company on how to vote on the Proposal and may also attend the Shareholder Meeting.

HOW ARE VOTES APPLIED TO THE PROPOSAL?

Voting instruction forms and proxy cards that are properly executed, dated and completed prior to the Shareholder Meeting will be voted as specified. Voting instruction forms and proxy cards that are properly executed and dated, but not completed for the Proposal, will be voted “FOR” each of the nominees.

Shares for which no voting instructions are given will generally be voted by the Participating Insurance Company, if required, in proportion to the voting instructions received for those shares for which timely instructions are received. The effect of this proportional voting is that contract holders representing a small number of Series shares may determine the outcome of the vote on the Proposal. Certain Participating Insurance Companies may require a certain threshold of response from contract holders to be met before employing this proportional voting.

OTHER INFORMATION ABOUT VOTING

The affirmative vote of a majority of votes cast in person or by proxy at the Shareholder Meeting is required to approve the Proposal. The votes of all shareholders of the Series will be cast toward the Proposal without regard to the portfolio funds of the Series in which those shares are held. In other words, the aggregate votes by shareholders of all of the portfolio funds of the Series cast for the Proposal will be applied toward the Proposal. In effect, the Proposal may pass even if it is not approved by the shareholders of any one of the Series’ portfolio funds.

THE PROPOSAL: TO ELECT TRUSTEES

The purpose of the Proposal is to elect trustees (“Trustees”) of the Board of Trustees (the “Board”) for the Series. You are being asked to vote for the election of Trustees for the Series.

Fourteen Trustees are proposed to be elected (“nominees”), each to hold office until his or her resignation, death or disability, or until his or her successor is elected and qualified. Three of the nominees were elected by the Series’ shareholders at a meeting of shareholders in November 2018. Since the 2018 meeting, four of the nominees, Francisco G. Cigarroa, Jennifer C. Feikin, Leslie Stone Heisz, and Paul S. Williams, were appointed to the Board in 2021, 2022, 2022 and 2020, respectively. Seven of the nominees, Christopher D. Buchbinder, Vanessa C. L. Chang, John G. Freund, Sharon I. Meers, William L. Robbins, Kenneth M. Simril, and Christopher E. Stone, are newly nominated for election at this Shareholder Meeting.

Voting instruction forms and proxy cards received by the Series will be voted for all nominees listed below under “Trustee and Nominee Information,” unless a voting instruction form or proxy card contains specific instructions to the contrary. If elected by shareholders, each nominee’s term in office will commence on January 1, 2026, and will continue until his or her resignation, death or disability, or until his or her successor is elected and qualified.

Each nominee has consented to serve on the Board if elected by shareholders. If, however, before the election, any nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by the Board.

Mary Davis Holt plans to retire from the Board at the end of 2025. Ms. Holt will remain on the Board until her retirement and will not stand for election at the upcoming Shareholder Meeting, but her retirement may be delayed if for any reason her successor on the Board is not elected and qualified. Pertinent information about each of these Trustees is included in the following table.

THE BOARD OF THE SERIES RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES.

PROXIES WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES,
UNLESS OTHERWISE SPECIFIED.

Trustee and Nominee Information

The Series’ nominating and governance committee and Board select nominees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Series’ service providers, decide upon matters of general policy and represent the long-term interests of Series shareholders. In doing so, the nominating and governance committee considers the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a Board that is diverse in viewpoint, experience, education and skills.

The Series seeks nominees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each nominee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Series’ independent trustees draw in connection with their service, the following table summarizes key experience for each nominee.

These references to the qualifications, attributes and skills of the nominees are pursuant to federal proxy disclosure requirements and shall not be deemed to impose any greater responsibility or liability on any nominee, trustee or the Board as a whole. Notwithstanding the accomplishments listed below, none of the nominees is considered an “expert” within the meaning of the federal securities laws with respect to information in this Proxy Statement. For more detailed information regarding the specific experience, qualifications, attributes, or skills of each Board member or nominee for election of Board member, please refer to each Fund’s registration statement currently effective with the Securities and Exchange Commission.

Nominee name and year of birth	Position with the Series[2]	Year first elected a Trustee of the Series	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen[3]	Other directorships[4] held during past five years
Independent Trustees[1]
Vanessa C.L. Chang 1952	Nominee	N/A	Former Director, EL & EL Investments (real estate)	32

Transocean Ltd. (offshore drilling contractor)

Former director of Sykes Enterprises (outsourced customer engagement service provider) (until 2021); Edison International/Southern California Edison (until 2025)

Francisco G. Cigarroa, MD 1957	Trustee	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	99	None
Nariman Farvardin 1956	Trustee	2018	President, Stevens Institute of Technology	104	None

Nominee name and year of birth	Position with the Series[2]	Year first elected a Trustee of the Series	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen[3]	Other directorships[4] held during past five years
Jennifer C. Feikin 1968	Trustee	2022	Independent corporate board member; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company	124	Hertz Global Holdings, Inc.
John G. Freund 1953	Nominee	N/A	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995 — 2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016 — 2020)	15	Collegium Pharmaceutical, Inc.; SI — Bone, Inc Former director of Proteon Therapeutics, Inc. (until 2020); Tetraphase Pharmaceuticals, Inc. (until 2020); Sutro Biopharma, Inc. (until 2025)
Leslie Stone Heisz 1961	Trustee	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	124	Edwards Lifesciences; Ingram Micro Holding Corporation (information technology products and services) Former director of Public Storage, Inc. (until 2024)

Nominee name and year of birth	Position with the Series[2]	Year first elected a Trustee of the Series	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen[3]	Other directorships[4] held during past five years
Mary Davis Holt[5] 1950	Trustee	2015 — 2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former COO, Time Life Inc. (1993 — 2003)	100	None
Merit E. Janow[6] 1958	Trustee	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	111	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated Former director of Trimble Inc. (software, hardware, and services technology) (until 2021)
Sharon I. Meers 1965	Nominee	N/A	Co-Founder and COO, Midi Health, Inc. (a women’s telehealth company)	7	None
Kenneth M. Simril 1965	Nominee	N/A	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing); former President and CEO, Fleischmann’s Ingredients (2016 — 2022)	10	Bunge Limited (agricultural business and food company) Former director of At Home Group Inc. (until 2021)

Nominee name and year of birth	Position with the Series[2]	Year first elected a Trustee of the Series	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen[3]	Other directorships[4] held during past five years
Margaret Spellings 1957	Trustee	2010	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036	104	None
Christopher E. Stone 1956	Nominee	N/A	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	12	None
Alexandra Trower 1964	Trustee	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	99	None
Paul S. Williams 1959	Trustee	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm) (2005 — 2018)	99

Public Storage, Inc.

Former director of Romeo Power, Inc. (manufacturer of batteries for electric vehicles) (until 2022); Compass Minerals, Inc. (producer of salt and specialty fertilizers) (until 2023); Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation) (until 2025)

Nominee name and year of birth	Position with the Series[2]	Year first elected a Trustee of the Series	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen[3]	Other directorships[4] held during past five years
Interested Trustees[7]
Christopher D. Buchbinder 1971	Nominee	N/A	Partner — Capital Research Global Investors, Capital Research and Management Company	None	None
Michael C. Gitlin[8] 1970	Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company, Chief Executive Officer and Director, The Capital Group Companies,Inc.[9]; Director, Capital Research and Management Company	99	None
William L. Robbins 1968	Nominee	N/A	Partner — Capital International Investors, Capital Research and Management Company; Chair and Director, Capital Group International, Inc.[9]	31	None

1   The term independent trustee refers to a Trustee who is not an “interested person” of the Series within the meaning of the 1940 Act.

2   Trustees and officers of the Series serve until their resignation, removal or retirement.

3   Funds managed by CRMC or its affiliates. The number of portfolios within the fund complex overseen by a Trustee includes the portfolios that a nominee would oversee if elected for the Series and the other American Funds and Capital Group ETFs.

4   This includes all directorships/trusteeships (other than those in the American Funds, Capital Group ETFs or other funds managed by CRMC or its affiliates) that are held by each Trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5   Ms. Holt plans to retire from the Board (and from the boards of the other American Funds on which she serves) at the end of 2025. She will remain on the Board until her retirement and will not stand for election at the Shareholder Meeting, but her retirement may be delayed if for any reason her successor on the Board is not elected and qualified.

6   Prof. Janow will remain as a Board member until the end of 2025 (or until her successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

7   The term interested trustee refers to a Trustee who is an “interested person” of the Series within the meaning of the 1940 Act, on the basis of his or her affiliation with the Series’ investment adviser, CRMC, or affiliated entities.

8   Mr. Gitlin will remain on the Boards until the end of 2025 but will not stand for reelection.

9   Company affiliated with CRMC.

Correspondence intended for Trustees or nominees may be sent to 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Board leadership structure

The chair of the Series’ Board is currently an independent Trustee who is not an “interested person” of the Series within the meaning of the 1940 Act (an “Independent Trustee”). The Board has determined that an independent chair facilitates oversight and enhances the effectiveness of the Board. The independent chair’s duties include, without limitation, generally presiding at meetings of the Board, approving Board meeting schedules and agendas, leading meetings of the Independent Trustees in executive session, facilitating communication with committee chairs and serving as the principal Independent Trustee contact for Series management and independent counsel to the Trustees and the Series.

Board role in risk oversight

The operations of the Series are supervised by the Board, which meets periodically and performs duties required by applicable state and federal laws. Day-to-day management of the Series, including risk management, is the responsibility of the Series’ contractual service providers, including the Series’ investment adviser, distributor and transfer agent. Each of these entities is responsible for specific portions of the Series’ operations, including the processes and associated risks relating to the investments of the Series’ individual portfolio funds, integrity of cash movements, financial reporting, operations and compliance. The Board oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the Board receives reports regarding the operations of the Series’ service providers, including relevant risks. For example, the Board receives reports from investment professionals regarding risks related to the Series portfolio funds’ investments and trading. The Board also receives compliance reports from the chief compliance officers of the Series and CRMC addressing certain areas of risk.

As described below, the Board has three standing committees comprised entirely of Independent Trustees: an audit committee (“AC”), a contracts committee (“KC”) and a nominating and governance committee (“NGC”). Those committees, as well as joint committees of independent Board members of other funds managed by CRMC or its affiliates, also explore risk management procedures in particular areas and report back to the full Board.

Not all risks that may affect the Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the objectives of each portfolio fund of the Series. As a result of the foregoing and other factors, the ability of the Series’ service providers to eliminate or mitigate risks is subject to limitations.

Board committees and membership

During the fiscal year ended December 31, 2024 (“Fiscal Year 2024”), the Series held four Board meetings. As noted above and described below, the Board has standing committees, each of which holds separate committee meetings. During Fiscal Year 2024, all incumbent trustees attended all the meetings of the Board and committees on which he or she served.

The AC is comprised of Francisco G. Cigarroa, Leslie Stone Heisz, Mary Davis Holt and Paul S. Williams. The AC provides oversight regarding the Series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series’ principal service providers and acts as a liaison between the Series’ independent registered public accounting firm and the full Board. The AC held five meetings during the Fiscal Year 2024.

The KC is comprised of all the Board’s Independent Trustees. The KC’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and/or the Series’ portfolio funds and their investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement and the Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act, that the Series and/or funds may enter into, renew or continue, and to make its recommendations to the Series’ full Board on these matters. The KC held one meeting during the Fiscal Year 2024.

The NGC is comprised of Nariman Farvardin, Jennifer C. Feikin, Merit E. Janow, Margaret Spellings and Alexandra Trower. The NGC operates under a written charter set forth in Exhibit A. The NGC periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant matters, and recommends any appropriate changes to the full Board. The NGC also coordinates annual self-assessments of the Board and evaluates, selects and nominates Independent Trustee candidates to the full Board. While the NGC normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the NGC of the Series, addressed to the Series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the NGC (see also the section of this Proxy Statement titled “Shareholder Proposals”). The NGC held three meetings during the Fiscal Year 2024.

Trustee compensation and Series ownership

Compensation paid to each Independent Trustee for his or her service as a member of the Series’ Board during Fiscal Year 2024 is set forth in the table on the following page. The value of Series shares owned by each Trustee or nominee as of June 30, 2025 is also set forth in the table on the following page. No compensation is paid by the Series to any Trustee who is affiliated with the Series’ investment adviser.

No pension or retirement benefits are accrued as part of the Series’ expenses. Independent Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series.

Trustee compensation and fund ownership

The following tables set forth for each nominee or continuing trustee the total compensation paid to him or her by the Series and by all funds managed by CRMC or its affiliates that he or she oversees as a director or trustee during the most recent fiscal year, as well as the value of his or her holdings in the Series and in all of the funds he or she oversees (or would oversee, if elected) as a director or trustee as of June 30, 2025. As of June 30, 2025, the nominees, continuing directors or trustees and officers of each Fund owned, in aggregate, less than 1% of each Fund’s outstanding shares.

			Fund Shares Held
	Trustees Compensation		Fund Shares Held		Deferred Compensation
Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3,9]	Fund[2,3]	Aggregate[2,3]
Independent Trustees[1]
Vanessa C. L. Chang[4]	None	449,000	None[9]	Over $100,000	N/A10	None
Francisco G. Cigarroa	55,720	354,000	None[9]	None	N/A10	Over $100,000
Nariman Farvardin	35,730	544,000	None[9]	Over $100,000	N/A10	Over $100,000
Jennifer C. Feikin	55,720	451,500	None[9]	Over $100,000	N/A10	Over $100,000

			Fund Shares Held
	Trustees Compensation		Fund Shares Held		Deferred Compensation
Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3,9]	Fund[2,3]	Aggregate[2,3]
John G. Freund[4]	None	515,000	None[9]	Over $100,000	N/A10	Over $100,000
Leslie Stone Heisz	55,720	451,500	None[9]	Over $100,000	N/A10	None
Mary Davis Holt[11]	43,128	424,000	None[9]	Over $100,000	N/A10	None
Merit E. Janow[8]	36,254	571,000	None[9]	Over $100,000	N/A10	Over $100,000
Sharon I. Meers[4]	None	369,000	None[9]	Over $100,000	N/A10	Over $100,000
Kenneth M. Simril[4]	None	369,000	None[9]	Over $100,000	N/A10	None
Margaret Spellings	42,026	534,000	None[9]	Over $100,000	N/A10	Over $100,000
Christopher E. Stone[4]	None	459,000	None[9]	Over $100,000	N/A10	Over $100,000
Alexandra Trower	57,294	364,000	None[9]	Over $100,000	N/A10	Over $100,000
Paul S. Williams	57,294	364,000	None[9]	Over $100,000	N/A10	Over $100,000
Interested Trustees[5]
Christopher D. Buchbinder[7]	None[6]	None[6]	None[9]	Over $100,000	None[6]	None[6]
Michael C. Gitlin[8]	None[6]	None[6]	None[9]	Over $100,000	None[6]	None[6]
William L. Robbins[7]	None[6]	None[6]	None[9]	Over $100,000	None[6]	None[6]

1   An independent trustee refers to a Trustee who is not an “interested person” of the Series within the meaning of the 1940 Act.

2   Amounts may be deferred by eligible Trustees under a nonqualified deferred compensation plan adopted by the Series. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds as designated by the Trustees. Compensation shown in this table for the most recent fiscal year does not include earnings on amounts deferred in previous fiscal years. Total compensation from all funds managed by CRMC or its affiliates.

3   Dollar range of Series shares owned is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for independent trustees include shares owned by their Immediate Family Members (as defined in Item 22 of Schedule 14A). The amounts listed for interested Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k)

4   Nominee who was not an independent Trustee of the Series at the close of the most recent fiscal year end period; therefore, the nominee did not receive any compensation from the Series during its most recent fiscal year.

5   An interested trustee refers to a Trustee who is an “interested person” of the Series within the meaning of the 1940 Act on the basis of their affiliation with CRMC or affiliated entities.

6   No compensation is paid by the Series or any other American Funds to any Trustee who is affiliated with CRMC.

7   Nominee who is not currently a Trustee of the Series.

8   Trustee who plans to resign from the Board(s) on which he or she serves at the end of 2025 and, accordingly, will not stand for election at the Shareholder Meeting.

9   Shares of the funds in the Series may only be owned by purchasing variable annuity and variable life insurance contracts. Each nominee’s need for variable annuity or variable life insurance contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors, including tax, estate planning, life insurance, alternative retirement plans or other considerations.

10   The funds in the Series are not available for investment in the independent trustees deferred compensation plan.

11   Ms. Holt plans to retire from the Boards of AFIS at the end of 2025. She will remain on the Boards until her retirement, or, if later, until her successors are elected and qualified, and will not stand for election at the upcoming Shareholder Meeting, but her retirement may be delayed if for any reason her successor on the Board is not elected and qualified.

Executive officers

Following are the executive officers of the Series as of the date of this Proxy Statement. Each officer listed was appointed and each will hold office until his or her resignation, removal or retirement, or until a successor is duly elected and qualified.

Name (current officer position) and year of birth	Principal occupation(s) during past five years and positions held with affiliated entities, or the Principal Underwriter of the Series if any	Year first elected an officer of the Series
Alan N. Berro (President) 1960	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[1]	1998
Michael W. Stockton (Principal Executive Officer and Executive Vice President) 1967	Senior Vice President — Legal and Compliance Group, Capital Research and Management Company	2021
Courtney R. Taylor (Secretary) 1975	Assistant Vice President — Legal and Compliance Group, Capital Research and Management Company	(2010 — 2014; 2023)

Name (current officer position) and year of birth	Principal occupation(s) during past five years and positions held with affiliated entities, or the Principal Underwriter of the Series if any	Year first elected an officer of the Series
Gregory F. Niland (Treasurer) 1971	Vice President — Investment Operations, Capital Research and Management Company	2008
Susan K. Countess (Assistant Secretary) 1966	Associate — Legal and Compliance Group, Capital Research and Management Company	2014
Sandra Chuon (Assistant Treasurer) 1972	Vice President — Investment Operations, Capital Research and Management Company	2019
Brian C. Janssen (Assistant Treasurer) 1972	Senior Vice President — Investment Operations, Capital Research and Management Company	2015

1   Company affiliated with CRMC.

No officer, director or employee of CRMC receives any remuneration from the Series. All of the executive officers listed are also officers and/or directors/trustees of one or more of the other funds for which CRMC serves as investment adviser.

Board correspondence

The Series does not hold annual meetings of shareholders and, therefore, does not have a policy with regard to Board member attendance at such meetings. If a contract holder or shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Series at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, who will forward such communication to the applicable Board member(s).

PART II

ADDITIONAL INFORMATION ABOUT THE SERIES

THE INVESTMENT ADVISER. CRMC, an experienced investment management organization founded in 1931, serves as investment adviser to the Series and to each of its portfolio funds. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. The address of CRMC and The Capital Group Companies, Inc. is 333 South Hope Street, Los Angeles, California 90071. CRMC manages the investment portfolios and business affairs of the Series and its portfolio funds pursuant to an Investment Advisory and Service Agreement with the Series.

THE UNDERWRITER. Capital Client Group, Inc., a wholly owned subsidiary of CRMC, is the principal underwriter of the Series’ shares. Capital Client Group, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 12811 N. Meridian Street, Carmel, IN 46032; 399 Park Avenue, 34th Floor, New York, NY 10022; and 444 W. Lake Street, Suite 4600, Chicago, IL 60606.

THE TRANSFER AGENT. American Funds Service Company, a wholly owned subsidiary of CRMC, maintains the records of Separate Accounts invested in the Series, processes purchases and redemptions of the Series’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, California 92618.

THE CUSTODIAN. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is the custodian for the cash and securities of the Series.

OTHER MATTERS. The Series’ last audited financial statements and most recent annual and semi-annual reports are available free of charge. Copies of these documents can be obtained by writing to the secretary of the Series at 333 South Hope Street, Los Angeles, California 90071 or by calling American Funds Service Company, toll free, at (800) 421-4225.

PRINCIPAL SHAREHOLDERS. As of June 30, 2025, there were 6,506,863,831 shares of the Series outstanding.

Each Fund’s shareholders who are known by the Fund to have been the beneficial owners of more than 5% of any class of the Fund’s shares as of June 30, 2025 are set forth in the Appendix.

As of June 30, 2025, the officers and Trustees of the Series, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the Series.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The AC acts as the liaison between the full Board and the Series’ independent registered public accounting firm (“auditors”). The AC is responsible for the appointment, compensation and retention of the Series’ auditors, including evaluating their independence, recommending the selection of the Series’ auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Series’ financial reports and internal accounting. The AC is currently comprised of Francisco G. Cigarroa, Leslie Stone Heisz, Mary Davis Holt and Paul S. Williams.

SELECTION OF AUDITORS. The AC and the Board have selected PricewaterhouseCoopers LLP (“PwC”) as auditors of the Series for the current fiscal year. The Series does not expect representatives of PwC to be present at the Shareholder Meeting; however, representatives of PwC will have the opportunity to make a statement if they wish and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to PwC by the Series for professional services rendered for the audit of the Series’ annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $908,000 for the fiscal year ended December 31, 2023 (“Fiscal Year 2023”) and $973,000 for Fiscal Year 2024.

AUDIT-RELATED FEES. No fees were paid to PwC by the Series for Fiscal Year 2023 and Fiscal Year 2024 for assurance and other services rendered that are reasonably related to the performance of the audit or review of the Series’ financial statements and not reported under “Audit Fees” above.

TAX FEES. The aggregate fees paid to PwC by the Series for tax compliance, tax advice or tax planning services (“tax services”) rendered by PwC to the Series were $214,000 for Fiscal Year 2023 and $195,000 for Fiscal Year 2024. The tax services for which these fees were paid, related to the preparation of the Series’ tax returns.

ALL OTHER FEES. The Series did not pay any fees for products or services provided by PwC to the Series, other than those reported above, for Fiscal Year 2023 and Fiscal Year 2024.

AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC by the Series for non-audit services provided to the Series, to CRMC and to any entity controlling, controlled by, or under common control with CRMC that provides ongoing services to the Series were $214,000 for Fiscal Year 2023 and $239,000 for Fiscal Year 2024. The AC has determined that the provision of such non-audit services, including tax-related services, that were rendered to CRMC and to any entities controlling, controlled by, or under common control with CRMC that provide ongoing services to the Series is compatible with maintaining PwC’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The AC has adopted pre-approval policies and procedures that require all audit, audit-related, tax and other services provided by PwC be pre-approved by the AC. The AC has further delegated the authority to review and pre-approve such fees for services not to exceed an aggregate amount of $5,000 to the AC Chair, provided the AC Chair reports such matters to the full AC at its next meeting.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

SOLICITATION OF PROXIES AND VOTING INSTRUCTION FORMS. The vote of shareholders of the Series is being solicited by, and on behalf of, the Trustees of the Series. The Participating Insurance Companies have agreed to solicit the vote of contract holders whose Variable Contracts have an interest in the Series. The cost of soliciting proxies and voting instruction forms, including the fees of a proxy soliciting agent, will be borne by the Series. The Series expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Series does not receive your proxy or voting instruction form by a certain time you may receive a telephone call from the proxy soliciting agent asking you to vote. At this time we do not anticipate that solicitation of contract holders’ votes by telephone will be conducted, but, even if such solicitation becomes necessary, we estimate the total costs associated with obtaining shareholder approval of the Proposal, including printing and mailing of this Proxy Statement and solicitation of contract holders’ votes, will average across the Series approximately $1.00 per contract holder account. Authorization to permit the proxy soliciting agent to execute proxies may be obtained by telephonic or other means of instructions from shareholders of the Series. The Series does not reimburse Trustees and officers of the Series or regular employees and agents of CRMC involved in any solicitation. The Series will pay all costs associated with the solicitation and the Shareholder Meeting. Such costs will be allocated among the portfolio funds of the Series.

PROXY SOLICITOR. Computershare Fund Services (“Computershare”) is a company hired by the Series to help with the Shareholder Meeting and collect votes. Computershare is not affiliated with the Series or CRMC. If you have not voted before the Shareholder Meeting, you may get a call from Computershare asking for your vote so the meeting can go ahead as planned.

QUORUM. Holders of a majority of the outstanding shares of the Series, present in person or represented by proxy, constitute a quorum at the Shareholder Meeting for purposes of acting upon the Proposal. Proxies returned with respect to shares whose proxy instructions reflect an abstention on the Proposal will be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Shares for which no voting instructions are given by a contract holder will generally be voted by the Participating Insurance Company, if required, in proportion to the voting instructions for those shares for which timely instructions are received. The effect of this proportional voting is that the required quorum of shares for purposes of acting upon the Proposal will likely be reached even if most contract holders fail to provide voting instructions. Certain Participating Insurance Companies may require a certain threshold of response from contract holders to be met before employing this proportional voting.

METHOD OF TABULATION. Approval of the Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy at the Shareholder Meeting. Abstentions will be treated as votes present at the Shareholder Meeting but will not be treated as votes cast. Abstentions, therefore, will have no effect on the Proposal. Voting instruction forms and proxy cards that are signed and dated, but not completed, will be voted “FOR” each of the nominees.

ADJOURNMENT. Whether or not a quorum is present, the Shareholder Meeting may be adjourned by a majority of the votes properly cast upon the question of adjourning the Shareholder Meeting to another date, time and place. The Shareholder Meeting may also be adjourned to another date, time or place by the Chairman of the meeting. Such authority to adjourn the Shareholder Meeting may be exercised if a quorum is not present at the Shareholder Meeting, or, if a quorum is present but sufficient votes have not been received to approve the Proposal or for any other reason consistent with applicable law and the Series’ charter, by-laws or other governing documents, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such Shareholder Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Series on questions of adjournment and on any other proposals raised at the Shareholder Meeting to the extent permitted by federal proxy rules, including proposals for which management of the Series did not have timely notice.

SHAREHOLDER PROPOSALS. The Series is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Series’ proxy statement for its next meeting of shareholders should send a written proposal to the Series’ office at 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Series’ proxy statement relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a shareholder meeting only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Series’ proxy statement or presented at the meeting.

REVOKING YOUR VOTING INSTRUCTIONS OR PROXIES. If you are a contract holder, you may revoke your voting instructions and provide updated voting instructions online, by phone or by submitting a later-dated vote by mail. If you are a contract holder, you may revoke your voting instructions entirely by contacting the applicable Participating Insurance Company, provided that such contact is made with sufficient time prior to the Shareholder Meeting. If you are a direct owner of Series shares, you may revoke your proxies at any time before they are voted by forwarding a written revocation or a later-dated proxy to the Series, provided that it is received by the Series at or prior to the Shareholder Meeting, or by attending the Shareholder Meeting and voting in person.

EXPENSES RELATED TO SHAREHOLDER MEETING. The Board of the Series has determined that the expenses associated with obtaining shareholder approval of the Proposal, including printing and mailing of this Proxy Statement and solicitation of contract holders’ votes, are appropriate expenses for the Series to incur. Accordingly, the Series will bear these costs. We estimate that these costs will average approximately $1.00 per contract holder account across the Series. We do not anticipate that telephone solicitations will be conducted to obtain voting instructions from contract holders; however, if such solicitations become necessary the costs per contract holder may increase.

OTHER BUSINESS. No business other than the matter described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of any of the Series’ shareholders arise, including any questions as to an adjournment or postponement of the Shareholder Meeting, the persons designated as proxies will vote on such matters in accordance with the views of management.

EXHIBIT A

FORM OF
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.     COMMITTEE ORGANIZATION

The Nominating and Governance Committee (the “Committee”), a committee established by the Board of Directors/Trustees (the “Board”) of the Fund/Trust, will be comprised solely of members of the Board who are not considered “interested persons” of the Fund/Trust under the Investment Company Act of 1940, and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund/Trust, or be a former officer or director of Capital Research and Management Company (“CRMC”) or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be comprised of at least three independent board members. The Fund’s/Trust’s Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related material, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, officers of the Fund/Trust, representatives of CRMC, or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II.    DUTIES AND RESPONSIBILITIES

The Committee will:

(a)   Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent board member skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession matters.

(b)   Identify and recommend to the full Board for approval board member nominations.

(c)   Review independent board member compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.

(d)   Review material, including information drawn from independent board member questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of board members or raise concerns regarding potential conflicts of interest.

(e)   Make recommendations to the full Board concerning the appointment of the Chair and any Vice Chair of the Board and the appointment of independent board members to the Board’s committees and as Board committee chairs. The Committee will review terms of the Board Chair and committee chairs in accordance with the Board’s current policy, consider exceptions as needed, and make recommendations to the full Board.1

(f)   Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.

(g)   Participate in discussions regarding the annual assessment of the Board’s performance and review, discuss and make recommendations to the Board relating to those issues arising from such assessment.

(h)   Consider governance-related matters and recommend to the Board any actions related to such matters as the Committee may deem necessary or advisable from time to time.

III.   AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent board members.

Independent legal counsel to the independent board members will serve as independent legal counsel to the Committee.

____________

1    The Board’s current policy is that the independent Board chair and Board committee chairs shall serve terms of three years in length, which can be extended to a second three-year term, for a maximum of six years. In some instances there can be exceptions.

IV.   POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(a)   Provide oversight and help facilitate the orientation of new independent board members. The Committee Chair may designate an experienced independent board member to assist, and be available to, a new independent board member during his or her first year of service on the Board.

(b)   Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, and material and presentations, and, as appropriate, Board member attendance.

(c)   Periodically review and reassess the adequacy of this Charter and recommend to the full Board any changes deemed advisable.

APPENDIX

Principal Beneficial Holders

(as of June 30, 2025)

If a Fund is not listed, no shareholders of the Fund are known by the Fund to have been the beneficial owners of more than 5% of any class of the Fund’s shares as of June 30, 2025.

Name and Address	Share Class	% of Shares Outstanding	Shares Held

American Funds Global Balanced Fund
Lincoln Life Insurance Company Fort Wayne, IN	Class 1A	88.74	267,144.923
	Class 2	94.52	10,406,546.815
	Class 4	24.68	3,128,617.183
Axcelus Financial Life Insurance Philadelphia, PA	Class 1A	11.25	33,871.638
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	51.75	6,559,048.174
Delaware Life Variable Account F Waltham, MA	Class 4	9.25	1,173,356.048

American Funds Mortgage Fund
JNL Series Trust, AFIS Growth Allocation Lansing, MI	Class 1	93.47	1,756,501.986
Lincoln Life Insurance Company Fort Wayne, IN	Class 1A	100.00	326,328.525
	Class 2	97.85	4,307,768.496
	Class 4	50.75	3,059,397.137
Jefferson National Life Louisville, KY	Class 4	46.30	2,791,440.257

American High-Income Trust
JNL Series Trust, AFIS Balanced Allocation Fund Account 1 Lansing, MI	Class 1	38.58	10,145,091.083
JNL Series Trust, AFIS Growth Allocation Account 2 Lansing, MI	Class 1	30.52	8,027,060.430
Lincoln Life Insurance Company Fort Wayne, IN	Class 1	26.57	6,987,864.555
	Class 1A	95.49	333,966.479
	Class 2	92.24	53,515,496.513
	Class 4	12.63	2,440,265.509

1-1

Name and Address	Share Class	% of Shares Outstanding	Shares Held

AIG SunAmerica Life Assurance Company Variable Separate Acct & Variable Annuity Acct Seven Houston, TX	Class 3	100.00	843,850.100
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	43.12	8,329,748.478
Jefferson National Life Louisville, KY	Class 4	23.69	4,576,638.603
Nationwide Life Insurance Company NWVAII Columbus, OH	Class 4	12.34	2,383,619.739

Asset Allocation Fund
NVIT Asset Allocation Feeder Fund C/O Nationwide King of Prussia, PA	Class 1	39.69	247,595,194.488
JNL Series Trust, American Funds Balanced Fund Lansing, MI	Class 1	21.26	132,600,905.494
SAST Asset Allocation Portfolio C/O SunAmerica Asset Management Company Houston, TX	Class 1	11.65	72,668,190.588
John Hancock Life Insurance Company USA American Asset Allocation Boston, MA	Class 1	7.44	46,419,311.225
Transamerica American Funds Managed Risk VP Denver, CO	Class 1	5.00	31,196,884.676
Lincoln Life Insurance Company Fort Wayne, IN	Class 1A	99.51	1,730,259.365
	Class 2	49.27	84,714,566.237
	Class 4	7.96	21,871,713.484
Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	Class 2	14.69	25,266,005.044
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Class 2	10.08	17,328,367.562

1-2

Name and Address	Share Class	% of Shares Outstanding	Shares Held

AIG SunAmerica Life Assurance Company Variable Separate Acct & Variable Annuity Acct Seven Houston, TX	Class 2	7.86	13,514,643.633
	Class 3	100.00	1,283,579.889
	Class 4	9.31	25,568,767.899
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	55.87	153,376,970.193
Nyliac Jersey City, NJ	Class 4	7.20	19,762,781.431

The Bond Fund of America
NVIT Bond Feeder Fund C/O Nationwide King of Prussia, PA	Class 1	46.47	325,721,995.289
BHFTI American Funds, Balanced Allocation Portfolio Boston, MA	Class 1	7.88	55,259,720.012
JNL Series Trust, American Funds Bond Fund of America Lansing, MI	Class 1	6.96	48,822,401.302
JNL Series Trust, AFIS Balanced Allocation Fund Lansing, MI	Class 1	5.51	38,626,513.462
BHFTI American Funds, Moderate Allocation Portfolio Boston, MA	Class 1	5.34	37,486,968.839
Mac & Company, FBO Aggressive Model Portfolio Pittsburgh, PA	Class 1A	39.80	10,864,786.056
Mac & Company, FBO Model Portfolio Pittsburgh, PA	Class 1A	35.93	9,807,719.483
Mac & Company, FBO Moderately Conservative Model Portfolio Pittsburgh, PA	Class 1A	10.20	2,786,278.073
Lincoln Life Insurance Company Fort Wayne, IN	Class 1A	7.43	2,030,395.483
	Class 2	62.63	179,964,332.087
	Class 4	26.61	36,349,145.871
Mac & Company, FBO Legg Mason Pittsburgh, PA	Class 1A	6.12	1,670,828.066
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Class 2	11.21	32,234,579.349

1-3

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	Class 2	7.20	20,688,888.988
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	16.09	21,985,297.603
Protective Life & Insurance Company Inc Birmingham, AL	Class 4	10.74	14,670,710.973
Jefferson National Life Louisville, KY	Class 4	6.95	9,498,825.430
Brighthouse Life Insurance Company Tampa, FL	Class 4	5.90	8,067,137.082

Capital Income Builder
JNL Series Trust, AFIS CIB Lansing, MI	Class 1	65.06	37,543,154.494
Lincoln Life Insurance Company Fort Wayne, IN	Class 1A	90.13	903,386.279
Axcelus Financial Life Insurance Philadelphia, PA	Class 1A	9.86	98,911.550

Capital World Bond Fund
JNL Series Trust Lansing, MI	Class 1	51.78	30,730,385.901
BHFTI American Funds, Balanced Allocation Portfolio Boston, MA	Class 1	17.87	10,609,184.663
BHFTI American Funds, Moderate Allocation Portfolio Boston, MA	Class 1	11.03	6,548,207.047
BHFTI American Funds, Growth Allocation Portfolio Boston, MA	Class 1	7.03	4,176,931.837
Mac & Company, FBO Legg Mason Pittsburgh, PA	Class 1A	50.63	1,275,639.868
Mac & Company, FBO Moderately Conservative Model Portfolio Pittsburgh, PA	Class 1A	44.58	1,123,047.226
Lincoln Life Insurance Company Fort Wayne, IN	Class 2	76.11	55,702,107.595
	Class 4	14.94	1,052,860.605

1-4

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Minnesota Life Insurance Company Saint Paul, MN	Class 2	8.84	6,472,689.019
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	37.05	2,610,815.842
AIG SunAmerica Life Assurance Company Variable Separate Acct & Variable Annuity Acct Seven Houston, TX	Class 4	15.72	1,108,338.916
Nyliac Jersey City, NJ	Class 4	8.12	572,696.275
Protective Life & Insurance Company Inc Birmingham, AL	Class 4	7.07	498,769.093
Jefferson National Life Louisville, KY	Class 4	5.86	412,937.918

Capital World Growth and Income Fund
Lincoln Life Insurance Company Fort Wayne, IN	Class 1	7.46	2,707,160.050
	Class 1A	76.85	491,454.937
	Class 2	79.85	50,433,238.692
	Class 4	28.34	5,463,833.031
Axcelus Financial Life Insurance Philadelphia, PA	Class 1A	23.14	148,006.760
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Class 2 Class 4	10.28 5.33	6,497,721.883 1,028,605.570
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	35.85	6,910,003.665
Jefferson National Life Louisville, KY	Class 4	8.40	1,620,400.922
Midland National Life Insurance Company Separate Account C	Class 4	6.50	1,253,990.908
Protective Life & Insurance Company Inc Birmingham, AL	Class 4	5.29	1,020,835.208

1-5

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Global Growth Fund
JNL Series Trust Lansing, MI	Class 1	27.76	29,796,383.417
NVIT Global Growth Feeder Fund C/O Nationwide King of Prussia, PA	Class 1	16.89	18,136,715.777
SAST Global Growth Portfolio C/O SunAmerica Asset Management Company Houston, TX	Class 1	10.43	11,204,692.055
LVIP American Global Growth Fund Fort Wayne, IN	Class 1	9.99	10,724,355.487
JNL Series Trust, AFIS Growth Allocation Lansing, MI	Class 1	9.86	10,587,384.178
John Hancock Life Insurance Company American Global Growth Boston, MA	Class 1	5.31	5,703,147.224
Lincoln Life Insurance Company Fort Wayne, IN	Class 1A	87.79	581,710.908
	Class 2	57.89	60,315,452.615
	Class 4	26.02	8,132,768.106
Axcelus Financial Life Insurance Philadelphia, PA	Class 1A	12.21	80,907.163
AIG SunAmerica Life Assurance Company Variable Separate Acct & Variable Annuity Acct Seven Houston, TX	Class 2	11.36	11,835,876.322
Brighthouse Life Insurance Company Tampa, FL	Class 2	5.62	5,855,305.221
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Class 2	5.11	5,326,980.359
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	20.89	6,528,436.802
Protective Life & Insurance Company Inc Birmingham, AL	Class 4	16.38	5,121,347.263
Thrivent Variable Annuity Account I Appleton, WI	Class 4	7.75	2,423,142.358

1-6

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Global Small Capitalization Fund
JNL Series Trust Lansing, MI	Class 1	68.92	31,788,675.315
Lincoln Life Insurance Company Fort Wayne, IN	Class 1	5.69	2,627,619.858
	Class 1A	93.04	299,839.781
	Class 2	55.21	54,900,340.248
	Class 4	29.38	6,397,563.676
Axcelus Financial Life Insurance Philadelphia, PA	Class 1A	6.95	22,397.375
Metropolitan Life Insurance Company Individual Annuities	Class 2	19.59	19,478,407.023
Nyliac Jersey City, NJ	Class 4	18.16	3,953,551.980
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	14.09	3,069,153.424
AXA Equitable Life Separate Account — FP Jersey City, NJ	Class 4	5.72	1,245,275.778

Growth Fund
JNL Series Trust Lansing, MI	Class 1	32.96	59,526,292.694
LVIP American Growth Fund Fort Wayne, IN	Class 1	11.69	21,120,585.347
NVIT Growth Feeder Fund C/O Nationwide King of Prussia, PA	Class 1	9.96	17,989,632.883
Lincoln Life Insurance Company Fort Wayne, IN	Class 1	9.43	17,034,556.173
	Class 1A	19.99	618,373.943
	Class 2	46.66	77,973,133.092
	Class 4	25.09	12,575,816.238
BHFTI American Funds, Growth Portfolio Boston, MA	Class 1	8.48	15,326,709.935
SAST Growth Portfolio C/O SunAmerica Asset Management Company Houston, TX	Class 1	5.22	9,430,525.755
Mac & Company, FBO Aggressive Model Portfolio Pittsburgh, PA	Class 1A	38.11	1,178,859.818

1-7

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Mac & Company, FBO Model Portfolio Account 1 Pittsburgh, PA	Class 1A	18.46	570,993.641
Mac & Company, FBO Model Portfolio Account 2 Pittsburgh, PA	Class 1A	17.92	554,292.875
Metropolitan Life Insurance Company Individual Annuities Irvine, CA	Class 2	7.44	12,440,910.239
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Class 2	7.16	11,973,263.815
AIG SunAmerica Life Assurance Company Variable Separate Acct & Variable Annuity Acct Seven Houston, TX	Class 3	100.00	2,196,619.154
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	21.19	10,622,783.755
Nyliac Jersey City, NJ	Class 4	20.98	10,515,677.451
Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	Class 4	7.35	3,684,996.711

Growth-Income Fund
JNL Series Trust Lansing, MI	Class 1	47.79	193,828,583.601
NVIT Growth-Income Feeder Fund C/O Nationwide King of Prussia, PA	Class 1	17.00	68,956,960.607
LVIP American Growth-Income Fund Fort Wayne, IN	Class 1	7.47	30,316,891.102
Lincoln Life Insurance Company Fort Wayne, IN	Class 1	5.70	23,134,916.621
	Class 1A	99.44	772,720.202
	Class 2	54.69	126,545,552.005
	Class 4	29.34	14,701,593.025
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Class 2	7.97	18,451,142.539
Metropolitan Life Insurance Company Individual Annuities Irvine, CA	Class 2	5.89	13,646,988.029

1-8

Name and Address	Share Class	% of Shares Outstanding	Shares Held

AIG SunAmerica Life Assurance Company Variable Separate Acct & Variable Annuity Acct Seven Houston, TX	Class 3	100.00	2,475,271.411
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	23.26	11,654,571.285
Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	Class 4	6.73	3,373,328.074
Pacific Select Exec Separate Account of Pacific Life Insurance Company Newport Beach, CA	Class 4	5.34	2,679,311.840

International Fund
JNL Series Trust Lansing, MI	Class 1	41.97	68,863,330.798
John Hancock Life Insurance Company USA Direct Account Boston, MA	Class 1	11.42	18,744,566.277
LVIP American International Fund Fort Wayne, IN	Class 1	9.12	14,973,013.154
BHFTI American Funds, Balanced Allocation Portfolio Boston, MA	Class 1	8.40	13,779,677.359
Lincoln Life Insurance Company Fort Wayne, IN	Class 1	8.22	13,492,025.448
	Class 1A	99.17	713,838.065
	Class 2	59.94	102,596,452.911
	Class 4	28.18	7,307,761.756
BHFTI American Funds, Growth Allocation Portfolio Boston, MA	Class 1	8.11	13,318,415.453
Pruco Life Insurance Company of Arizona Prudential Separate Accounts Newark, NJ	Class 2	6.04	10,345,806.655
Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	Class 2	5.68	9,729,320.381
	Class 4	8.58	2,226,855.624
Nationwide Life Insurance Company NWPP Columbus, OH	Class 2	5.55	9,515,380.750

1-9

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Class 2	5.29	9,061,007.456
	Class 4	11.12	2,885,088.892
AIG SunAmerica Life Assurance Company Variable Separate Acct & Variable Annuity Acct Seven Houston, TX	Class 3	100.00	769,484.003
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	20.46	5,304,494.125
Protective Life & Insurance Company Inc Birmingham, AL	Class 4	6.09	1,578,929.333

International Growth and Income Fund
Lincoln Life Insurance Company Fort Wayne, IN	Class 1	69.78	1,784,807.102
	Class 1A	43.61	278,660.977
	Class 2	90.43	12,414,217.224
	Class 4	17.71	2,908,335.958
Horace Mann Life Insurance Company Springfield, IL	Class 1	21.97	562,089.034
Axcelus Financial Life Insurance Philadelphia, PA	Class 1A	56.38	360,229.043
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	37.83	6,213,560.442
Jefferson National Life Louisville, KY	Class 4	16.79	2,758,000.012
Thrivent Variable Annuity Account I Appleton, WI	Class 4	7.04	1,156,485.178
Equitable America Variable Account New York, NY	Class 4	6.05	994,190.900

New World Fund
JNL Series Trust Lansing, MI	Class 1	72.25	48,042,240.788
Metropolitan Life Insurance Company Individual Annuities Irvine, CA	Class 1	7.15	4,759,893.585

1-10

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Lincoln Life Insurance Company Fort Wayne, IN	Class 1A	93.42	395,293.843
	Class 2	55.22	16,158,461.257
	Class 4	9.13	2,856,956.642
Axcelus Financial Life Insurance Philadelphia, PA	Class 1A	6.58	27,841.744
Talcott Resolution Life and Annuity Separate Account Hartford, CT	Class 2	7.12	2,083,474.861
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Class 2	6.84	2,001,803.031
Nyliac Jersey City, NJ	Class 4	30.32	9,483,514.991
Jefferson National Life Louisville, KY	Class 4	11.25	3,519,967.751
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	9.76	3,052,823.757
AXA Equitable Life Separate Account — FP Jersey City, NJ	Class 4	6.52	2,039,231.109

U.S. Government Securities Fund
NVIT Managed Asset Allocation Fund C/O Nationwide King of Prussia, PA	Class 1	47.75	12,937,554.791
Lincoln Life Insurance Company Fort Wayne, IN	Class 1	26.54	7,192,180.440
	Class 2	89.52	93,057,518.223
	Class 4	35.49	8,593,020.094
Mac & Company, FBO Model Portfolio Account 1 Pittsburgh, PA	Class 1A	42.76	11,949,004.584
Mac & Company, FBO Aggressive Model Portfolio Pittsburgh, PA	Class 1A	28.46	7,953,201.648
Mac & Company, FBO Moderately Conservative Model Portfolio Pittsburgh, PA	Class 1A	18.17	5,079,261.911
Mac & Company, FBO Legg Mason Pittsburgh, PA	Class 1A	8.58	2,399,146.045

1-11

Name and Address	Share Class	% of Shares Outstanding	Shares Held

AIG SunAmerica Life Assurance Company Variable Separate Acct & Variable Annuity Acct Seven Houston, TX	Class 3	100.00	526,482.759
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	24.23	5,868,034.338
Jefferson National Life Louisville, KY	Class 4	10.83	2,624,283.635
Protective Life & Insurance Company Inc Birmingham, AL	Class 4	10.35	2,506,301.307
Nyliac Jersey City, NJ	Class 4	7.26	1,758,223.521

Ultra-Short Bond Fund
Lincoln Life Insurance Company Fort Wayne, IN	Class 1	76.40	2,287,513.373
	Class 2	95.29	19,647,969.776
	Class 4	71.91	3,935,539.004
Paragon Life Insurance Saint Louis, MO	Class 1	17.60	527,009.068
Pruco Life Insurance Company SA Var Annuity Newark, NJ	Class 1	5.76	172,706.134
Axcelus Financial Life Insurance Philadelphia, PA	Class 1A	90.70	10,089.964
AIG SunAmerica Life Assurance Company Variable Separate Acct & Variable Annuity Acct Seven Houston, TX	Class 3	100.00	337,105.011
Midland National Life Insurance Company Separate Account C West Des Moines, IA	Class 4	24.98	1,367,082.711

Washington Mutual Investors Fund
JNL Series Trust Lansing, MI	Class 1	64.34	244,249,923.646
NVIT Managed Asset Allocation Fund C/O Nationwide Funds Group King of Prussia, PA	Class 1	8.08	30,694,670.113

1-12

Name and Address	Share Class	% of Shares Outstanding	Shares Held

BHFTI American Funds, Balanced Allocation Portfolio Boston, MA	Class 1	5.02	19,057,543.616
Lincoln Life Insurance Company Fort Wayne, IN	Class 1A	91.12	1,852,292.844
	Class 2	70.53	130,688,350.309
	Class 4	20.45	25,422,078.051
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Class 2	9.80	18,165,772.775
Nyliac Jersey City, NJ	Class 4	31.58	39,256,497.869
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class 4	17.85	22,196,431.245
Nationwide Life Insurance Company NWVAII Columbus, OH	Class 4	7.86	9,768,174.795

Managed Risk Asset Allocation Fund
Lincoln Life Insurance Company Fort Wayne, IN	Class P1	69.31	656,108.856
	Class P2	38.16	60,343,843.741
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Class P1	30.19	285,795.992
	Class P2	9.58	15,156,451.488
Nationwide Life Insurance Company NWVAII Columbus, OH	Class P2	22.77	36,003,578.196
Forethought Life Insurance Company Separate Account A Indianapolis, IN	Class P2	21.45	33,926,424.973

Managed Risk Growth Fund
Modern Woodmen of America Rock Island, IL	Class P1	54.20	557,385.197
Lincoln Life Insurance Company Fort Wayne, IN	Class P1	40.45	415,934.204
	Class P2	90.43	34,596,432.360

Managed Risk Growth-Income Fund
SAST Protected Asset Allocation Portfolio C/O SunAmerica Asset Management Company Houston, TX	Class P1	99.27	130,915,019.469

1-13

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Lincoln Life Insurance Company Fort Wayne, IN	Class P2	91.61	17,495,384.558

Managed Risk International Fund
Lincoln Life Insurance Company Fort Wayne, IN	Class P1	93.86	218,343.744
	Class P2	92.08	12,346,007.212

Managed Risk Washington Mutual Investors Fund
Lincoln Life Insurance Company Fort Wayne, IN	Class P1	92.85	210,215.196
	Class P2	91.35	23,981,252.368

Portfolio Series — American Funds Global Growth Portfolio
Lincoln Life Insurance Company Fort Wayne, IN	Class 4	93.73	5,034,390.644
Lincoln Life & Annuity of New York Fort Wayne, IN	Class 4	6.26	336,356.686

Portfolio Series — American Funds Growth and Income Portfolio
Lincoln Life Insurance Company Fort Wayne, IN	Class 4	96.25	30,883,048.721

Portfolio Series — American Funds Managed Risk Global Allocation Portfolio
Lincoln Life Insurance Company Fort Wayne, IN	Class P2	96.13	33,148,773.874

Portfolio Series — American Funds Managed Risk Growth and Income Portfolio
Lincoln Life Insurance Company Fort Wayne, IN	Class P2	96.65	121,725,292.397

1-14

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Portfolio Series — American Funds Managed Risk Growth Portfolio
Lincoln Life Insurance Company Fort Wayne, IN	Class P2	96.83	169,235,376.457

American Funds IS 2010 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	9.49	125.542
Lincoln Life Insurance Company Fort Wayne, IN	Class 4	87.99	43,972,586.079
Lincoln Life & Annuity of New York Fort Wayne, IN	Class 4	12.00	6,001,378.277

American Funds IS 2015 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	40.42	801.212
Lincoln Life Insurance Company Fort Wayne, IN	Class 4	93.64	8,694,443.141
Lincoln Life & Annuity of New York Fort Wayne, IN	Class 4	6.35	589,985.881

American Funds IS 2020 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	87.96	258,356.443
Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	11.63	34,165.297
Lincoln Life Insurance Company Fort Wayne, IN	Class 4	91.96	1,086,190.370

1-15

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Lincoln Life & Annuity of New York Fort Wayne, IN	Class 4	7.93	93,734.361

American Funds IS 2025 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	89.36	670,486.678
Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	10.47	78,623.942
Lincoln Life Insurance Company Fort Wayne, IN	Class 4	62.72	111,469.419
Lincoln Life & Annuity of New York Fort Wayne, IN	Class 4	36.63	65,099.981

American Funds IS 2030 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	77.32	619,932.412
Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	22.52	180,606.943
Lincoln Life Insurance Company Fort Wayne, IN	Class 4	96.81	35,321.078

American Funds IS 2035 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	78.23	813,557.502
Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	21.64	225,120.053
Lincoln Life Insurance Company Fort Wayne, IN	Class 4	88.16	83,317.311

1-16

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Lincoln Life & Annuity of New York Fort Wayne, IN	Class 4	10.50	9,923.945

American Funds IS 2040 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	65.57	231,341.263
Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	34.12	120,401.074
Lincoln Life Insurance Company Fort Wayne, IN	Class 4	94.38	17,668.769

American Funds IS 2045 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	80.29	728,273.589
Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	19.58	177,623.819

American Funds IS 2050 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	83.32	554,994.635
Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	16.51	109,975.215

American Funds IS 2055 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	79.73	345,417.668

1-17

Name and Address	Share Class	% of Shares Outstanding	Shares Held

Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	20.02	86,752.673

American Funds IS 2060 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	84.73	10,499.782
Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	6.48	803.532

American Funds IS 2065 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	42.16	1,056.812
Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	13.47	337.768

American Funds IS 2070 Target Date Fund
Equitable Financial Life Insurance Company Separate Account — 206 New York, NY	Class 1	71.96	4,863.873
Equitable Financial Life Insurance Company Separate Account — 66 New York, NY	Class 1	12.47	842.960

1-18

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PO Box 43131 Providence, RI 02940-3131 YOUR VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 Please detach at perforation before mailing. AMERICAN FUNDS INSURANCE SERIES - PROXY CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholder Meeting of each Fund listed on the reverse side to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each trustee nominee in Proposal 1 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFI_34635_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34635 FUNDS FUNDS FUNDS American Funds IS 2010 Target Date Fund American Funds IS 2015 Target Date Fund American Funds IS 2020 Target Date Fund American Funds IS 2025 Target Date Fund American Funds IS 2030 Target Date Fund American Funds IS 2035 Target Date Fund American Funds IS 2040 Target Date Fund American Funds IS 2045 Target Date Fund American Funds IS 2050 Target Date Fund American Funds IS 2055 Target Date Fund American Funds IS 2060 Target Date Fund American Funds IS 2065 Target Date Fund American Funds IS 2070 Target Date Fund American Funds Mortgage Fund American High-Income Trust Asset Allocation Fund Capital Income Builder Capital World Bond Fund Capital World Growth and Income Fund Global Balanced Fund Global Growth Fund Global Small Capitalization Fund Growth Fund Growth-Income Fund International Fund International Growth and Income Fund Managed Risk Asset Allocation Fund Managed Risk Growth Fund Managed Risk Growth-Income Fund Managed Risk International Fund Managed Risk Washington Mutual Investors Fund New World Fund Portfolio Series – AF Global Growth Port Portfolio Series – AF Growth and Inc Port Portfolio Series – AF Mgd Risk Global Alloc Port Portfolio Series – AF Mgd Risk Growth and Inc Port Portfolio Series – AF Mgd Risk Growth Port The Bond Fund of America U.S. Government Securities Fund U.S. Small and Mid Cap Equity Fund Ultra-Short Bond Fund Washington Mutual Investors Fund Please detach at perforation before mailing. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided. 2. To consider and act upon any other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof. FOR WITHHOLD FOR ALL ALL ALL EXCEPT Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx AFI 34635 xxxxxxxx B A X

PO Box 43131 Providence, RI 02940-3131 The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). SCAN the QR code to access your materials without entering a Control Number or Security Code. Important Notice Regarding the Availability of Proxy Materials for AMERICAN FUNDS INSURANCE SERIES Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet, including Proxy Card, Notice and Proxy Statement. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. https://www.proxy-direct.com/afs-34635 To view your proxy materials, go to the website and enter your login details below. XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34635 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

FUNDS American Funds IS 2010 Target Date Fund American Funds IS 2025 Target Date Fund American Funds IS 2040 Target Date Fund American Funds IS 2055 Target Date Fund American Funds IS 2070 Target Date Fund Asset Allocation Fund Capital World Growth and Income Fund Global Small Capitalization Fund International Fund Managed Risk Growth Fund Managed Risk Washington Mutual Investors Fund Portfolio Series – AF Growth and Inc Port Portfolio Series – AF Mgd Risk Growth Port U.S. Small and Mid Cap Equity Fund FUNDS American Funds IS 2015 Target Date Fund American Funds IS 2030 Target Date Fund American Funds IS 2045 Target Date Fund American Funds IS 2060 Target Date Fund American Funds Mortgage Fund Capital Income Builder Global Balanced Fund Growth Fund International Growth and Income Fund Managed Risk Growth-Income Fund New World Fund Portfolio Series – AF Mgd Risk Global Alloc Port The Bond Fund of America Ultra-Short Bond Fund FUNDS American Funds IS 2020 Target Date American Funds IS 2035 Target Date Fund American Funds IS 2050 Target Date Fund American Funds IS 2065 Target Date Fund American High-Income Trust Capital World Bond Fund Global Growth Fund Growth-Income Fund Managed Risk Asset Allocation Fund Managed Risk International Fund Portfolio Series – AF Global Growth Port Portfolio Series – AF Mgd Risk Growth and Inc Port U.S. Government Securities Fund Washington Mutual Investors Fund The Board of Trustees recommends that you vote “FOR” the proposal. The following matters will be considered at the Meeting: 1. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 2. To consider and act upon any other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. AFI_34635_NA_090425 TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com